UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest event reported): April 1, 2005


                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)


         Ohio                        0-26876                  31-1010517
(State or jurisdiction of    (Commission or file number)     (IRS Employer
     incorporation)                                       identification number)


                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)


                                 (740) 286-3283
                (Registrant's phone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This current report on Form 8-K/A amends Item 9.01 of the current report on Form 8-K filed with the Securities and Exchange Commission by Oak Hill Financial, Inc, (the "Company") on April 7, 2005 disclosing the completion of the merger with Lawrence Financial Holdings, Inc. ("Lawrence"). The purpose of this amendment is to file the required financial statements of Lawrence and unaudited pro forma financial information.


Item 9.01  Financial Statements and Exhibits.

      (a)   Financial Statements of Business Acquired

            The consolidated statements of financial condition of Lawrence Financial Holdings, Inc. as of December 31, 2004 and 2003, and related consolidated statements of income, comprehensive income, changes in shareholders' equity and cash flows for the years then ended, together with the related notes, and the report of independent registered public accounting firm thereto are incorporated into this Item 9.01(a) by reference to pages 56 through 80 of Lawrence's annual report on Form 10-KSB as filed with the Securities and Exchange Commission ("SEC") on March 31, 2005 (File No. 000-31847)

            Lawrence's unaudited consolidated statement of financial condition, statement of loss and statement of cash flows as of and for the three months ended March 31, 2005 is incorporated in its entirety herein by reference to Exhibit 99.2.

      (b)   Pro Forma Financial Information

            Unaudited pro forma combined statement of financial condition and statements of earnings of the Company and Lawrence at and for the three months ended March 31, 2005 and the year ended December 31, 2004, giving retroactive effect as if the merger had become effective at the beginning of the period presented. This is incorporated in its entirety herein by reference to Exhibit 99.3.

      (c)   Exhibits.

            Exhibit No.                       Description
            -----------                       -----------

               2.1 Agreement and Plan of Merger by and between the Company and Lawrence (incorporated by reference into this Item 9.01(c) from the Company's registration statement (Registration No. 333-121568) on Form S-4, as amended, which was filed with the SEC on January 6, 2005.

               23.1 Consent of Crowe Chizek and Company LLC, Independent Registered Public Accounting Firm.

               99.1 Press release of Oak Hill Financial, Inc., issued April 7, 2005 (filed as Exhibit 99 to the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on April 7, 2005, and incorporated herein by reference).



               99.2 Lawrence's unaudited consolidated statement of financial condition, statement of loss and statement of cash flows as of and for the three months ended March 31, 2005

               99.3 Unaudited pro forma combined statement of financial condition and statements of earnings of the Company and Lawrence at and for the three months ended March 31, 2005 and the year ended December 31, 2004

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        Oak Hill Financial, Inc.

                                                        /s/ Ron J. Copher

Date: June 17, 2005
                                                        Ron J Copher
                                                        Chief Financial
                                                        Officer,
                                                        Treasurer &
                                                        Secretary

                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------

  23.1            Consent  of  Crowe   Chizek  and  Company   LLC,   Independent
                  Registered Public Accounting Firm.

  99.1 Press release of Oak Hill Financial, Inc., issued April 7, 2005 (filed as Exhibit 99 to the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on April 7, 2005, and incorporated herein by reference).

  99.2            Lawrence's  unaudited   consolidated  statement  of  financial
                  condition, statement of loss and statement of cash flows as of and for the three months ended March 31, 2005

  99.3 Unaudited pro forma combined statement of financial condition and statements of earnings of the Company and Lawrence at and for the three months ended March 31, 2005 and the year ended December 31, 2004


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